EXHIBIT 32


                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the quarterly report of Kolorfusion International, Inc. (the "Company") on Form 10QSB for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on this date, the undersigned, being the Chief Executive Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. the report fully complies with the requirements of 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            KOLORFUSION INTERNATIONAL, INC.
Date: May 4, 2004
                                       By /s/ Stephen Nagel
                                          --------------------------------------
                                          Stephen Nagel
                                          President, Chief Executive Officer and
                                          Principal Accounting Officer